Exhibit 99.2

PURCHASE AGREEMENT

The investor party hereto (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is selling Existing Notes (as defined below) hereunder, a “Holder”), enters into this Purchase Agreement (the “Agreement”) with Benefitfocus, Inc., a Delaware corporation (the “Company”), on September 14, 2021 whereby the Company will purchase from each Holder (the “Purchase”), for each $1,000 principal amount of the Company’s existing 1.25% Convertible Senior Notes due 2023 (the “Existing Notes”), a cash payment calculated pursuant to Exhibit A hereto.

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Purchase of the Existing Notes

At the Closing (as defined herein), the Undersigned hereby agrees to cause each Holder to sell and deliver to the Company the aggregate principal amount of Existing Notes set forth on Exhibit A (the “Purchased Notes”), and in exchange therefor the Company hereby agrees to pay to each Holder the cash amount calculated pursuant to Exhibit A (“Purchase Cash”).

The closing of the Purchase (the “Closing”) shall occur on September 20, 2021, or such later date as mutually agreed in writing by the parties hereto (the “Closing Date”). At the Closing, (a) each Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Purchased Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Purchased Notes free and clear of any Liens, and (b) the Company shall deliver to each Holder the Purchase Cash calculated pursuant to Exhibit A hereto (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, such Purchase Cash). For the avoidance of doubt, (a) the Company will not make any separate cash payment in respect of accrued and unpaid interest, if any, on the Purchased Notes, and (b) in the event of any delay in the Closing, the Company will not make any separate cash payment pursuant to this Agreement in respect of interest, if any, accrued and unpaid from the Closing Date for the Purchased Notes. Instead, such amounts will be deemed to be paid by the purchase by the Company of the Purchased Notes for the Purchase Cash. Delivery of the Purchased Notes shall be effected via one-sided Deposit/Withdrawal at Custodian (DWAC) pursuant to the instructions set forth in Exhibit B hereto (it being understood that posting such request on any date before the Closing Date will result in such request expiring unaccepted at the close of business on such date, and such Holder will need to repost such withdrawal request on the Closing Date). All questions as to the form of all documents and the validity and acceptance of the Purchased Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Not later than the business day after the date hereof, the undersigned shall deliver in writing to the Company the requisite DTC Participant Information and wire instructions for each Holder set forth in Exhibit B hereto.

Article II: Covenants, Representations and Warranties of the Holders

The Undersigned hereby covenants as follows, and makes the following representations and warranties on its own behalf and where specified below, on behalf of each Holder, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and J. Wood Capital Advisors LLC (“JWCA”), and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. Each of the Undersigned and each Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and the Undersigned has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Purchase contemplated hereby, in each case on behalf of each Holder. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Existing Notes; and (iii) and the amount of Purchase Cash to be paid to such Holder in respect of the Purchased Notes. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Holders of this Agreement and the consummation of the Purchase contemplated hereby, in each case on behalf of each Holder.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and constitutes a valid and legally binding obligation of the Undersigned and each Holder, enforceable against the Undersigned and each Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the exceptions described in clauses (a) and (b), the “Enforceability Exceptions”). This Agreement and consummation of the Purchase will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the applicable Holder’s organizational documents (or any similar documents governing each Account), (ii) any agreement or instrument to which the Undersigned or the applicable Holder is a party or by which the Undersigned or the applicable Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the applicable Holder, except in the case of clause (iii), where such violations, conflicts, breaches or defaults would not affect the Undersigned’s or the applicable Holder’s ability to consummate the transactions contemplated hereby.

Section 2.3 Title to the Purchased Notes. Each Holder is the sole legal and beneficial owner of the Purchased Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Purchased Notes). Each Holder has good, valid and marketable title to its Purchased Notes, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, which will be terminated prior to Closing). The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its rights, title or interest in or to its Purchased Notes, or (b) given any person or entity (other than the Undersigned) any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Purchased Notes. Upon the Holder’s delivery of its Purchased Notes to the Company pursuant to the Purchase, the Company will acquire good, marketable and unencumbered title to such Purchased Notes, free and clear of all Liens.

Section 2.5 Adequate Information; No Reliance; No Pressure. Each of the Undersigned and Holders acknowledges and agrees that (a) it has been furnished with all materials it considers relevant to making an investment decision to enter into the Purchase and has had the opportunity to review (and has carefully reviewed) (i) the Company’s filings and submissions with the Securities and Exchange Commission, including, without limitation, all information filed or furnished pursuant to the Securities Exchange Act of 1934, as amended (collectively, the “Public Filings”) and (ii) this Agreement (including the exhibits thereto) (collectively, the “Materials”), (b) it has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Purchase, and to obtain from the Company any information that it considers necessary in making an informed decision with respect to the Purchase and to verify the accuracy of the information set forth in the Public Filings and the other Materials, (c) it has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Purchase and to make an informed decision with respect to the Purchase, (d) it is experienced, sophisticated and knowledgeable in the trading of securities and is able to fend for itself in the Purchase, (e) it is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives or any other entity or person, except for the representations and warranties made by the Company in this Agreement, (f) it had a sufficient amount of time to consider whether to participate in the Purchase and that neither the Company nor JWCA has placed any pressure on it to respond to the opportunity to participate in the Purchase and (g) the terms of the Purchase are the result of bilateral negotiations between the parties, and each of the Undersigned and Holders was given a meaningful opportunity to negotiate the terms of the Purchase.

Section 2.6 Withholding; Required Tax Forms. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required (as determined by the Company in good faith) to be deducted or withheld under applicable law. Without limiting the generality of the foregoing, in the event that the Holder (or Account(s) of such Holder, if applicable) (i) is a “United States person” (as defined in Section 7701(a) of the Internal Revenue Code of 1986, as amended (the “Code”)), such Holder (or Account(s) of such Holder, if applicable) shall deliver to the Company, at least two (2) business days prior to Closing, an accurately completed and duly executed IRS Form W-9 certifying that such Holder is exempt from backup withholding or (ii) is not a “United States person” (as defined in Section 7701(a) of the Code), such Holder (or Account(s) of such Holder, if applicable) shall deliver to the Company, at least two (2) business days prior to Closing, either (A) in the case of such a Holder (or Account(s) of such Holder, if applicable) which is the beneficial owner of the Purchased Notes, (x) a completed and duly executed IRS Form W-8BEN or W-8BEN-E, as applicable, and (y) a Form of Tax Certificate, substantially in the form of Exhibit C or (B) in the case of such a Holder (or Account(s) of such Holder, if applicable) which is not the beneficial owner of the Purchased Notes, (x) a completed and duly executed IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members: (a) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or an IRS Form W-9, or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or an IRS Form W-9, and (b) a Form of Tax Certificate, substantially in the form of Exhibit C. To the extent any amounts are withheld and remitted to the appropriate taxing authority (including, for the avoidance of doubt, due to the failure of a Holder (or Account(s) of such Holder, if applicable) to comply with the obligations set forth in this Section 2.6), such amounts shall be treated for all purposes of this Agreement as having been paid to the Holder (or Account(s) of such Holder, if applicable) to whom such amounts otherwise would have been paid. If the Company or its agents had a duty to withhold taxes or other amounts under applicable law in connection with any payment or delivery made to the Holder (or Account(s) of such Holder, if applicable) under this Agreement due to the failure of such Holder to provide the properly completed tax forms under this Section 2.6, but the Company or its agent failed to withhold and such taxes or other amounts were assessed against and paid by the Company or its agent, then the Holder (or Account(s) of such Holder, if applicable) will indemnify and hold harmless the Company or its agent, as applicable, from and against such taxes or other amounts (including interest and penalties). Any forms, certificates and other documents required to be delivered to the Company pursuant to this Section 2.6 shall be delivered via electronic mail to each of the individuals named below at the address indicated next to such individual’s name at least two (2) business days prior to Closing:

Benefitfocus, Inc.

100 Benefitfocus Way

Charleston, South Carolina 29492

Attention: General Counsel

With a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail Suite 300

Raleigh, NC 27607

Attention: Donald R. Reynolds, Esq.

Section 2.7 Further Action. The Undersigned agrees that the Undersigned shall and shall cause each Holder to promptly execute and deliver such further agreements and instruments and take such further actions, as the Company may reasonably request in order to carry out the purposes and intent of this Agreement.

Section 2.8 Advisory Fee. The Undersigned acknowledges the Company intends to pay an advisory fee to JWCA.

Article III: Representations and Warranties of the Company

The Company hereby makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing (except those representations and warranties that address matters only as of a particular date, which shall be true and correct as of such date), and all such representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of Delaware, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Purchase contemplated hereby. No material consent, approval, order or authorization of, or material registration or declaration with, any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the transactions contemplated hereby.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Purchase will not violate, conflict with or result in a breach of or default under (a) the certificate of incorporation, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except in the case of clauses (b) or (c), where such violations, conflicts, breaches or defaults would not affect the Company’s ability to consummate the transactions contemplated hereby.

Article IV: Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Purchase embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Assignment; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns. No party shall assign this Agreement or any rights or obligations hereunder or, in the case of the Holders, any of the Purchased Notes held by such Holders, without the prior written consent of the Company (in the case of assignment by a Holder) or the applicable Holders (in the case of assignment by the Company). This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto.

Section 4.3 Governing Law; Waiver of Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules. Each of the Company and the Undersigned irrevocably waive any and all right to trial by jury with respect to any legal proceeding arising out of the transactions contemplated by this Agreement.

Section 4.4 Jurisdiction. Each party hereto hereby submits to the exclusive jurisdiction of any New York State court or Federal court sitting in the Borough of Manhattan in New York City in respect of any such suit, action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement (in each case, an “Action”), agrees not to commence any such Action except in such courts, and irrevocably agrees that all claims in respect of any such Action and the transactions contemplated hereby or the actions of the parties in the negotiation, performance or enforcement hereof may be heard and determined in such court (and any appellate court thereof).

Section 4.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.6 Third Party Beneficiaries. This Agreement is also intended for the immediate benefit of JWCA. JWCA may rely on the provisions of this Agreement, including, but not limited to, the respective covenants, representations and warranties of the Undersigned, the Holders and the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:	“COMPANY”:

Benefitfocus, Inc.
(in its capacities described in the first paragraph hereof)

By:	By:

Name:	Name: Alpana Wegner

Title:	Title: Chief Financial Officer

EXHIBIT A

Holders

Holder Name	Purchased Notes (principal amount of Purchased Notes to be sold for Purchase Cash)	Purchase Cash (amount of Purchase Cash to be paid in exchange for Purchased Notes)

EXHIBIT B

Instructions and Purchase Procedures

Holder:

Holder Address:

Telephone:

Country of Residence:

Taxpayer Identification Number:

Account for Notes:*

DTC Participant Number:

DTC Participant Name:

DTC Participant Phone Number:

DTC Participant Contact Email:

FFC Account #:

Account # at Bank/Broker:

Wire instructions for Cash Consideration:

Bank Name:

Bank Address:

ABA Routing #:

Account Name:

Account Number:

FFC Account Name:

FFC Account #:

Contact Person:

*	DTC Participant information to be provided for each Holder

Purchase Procedures

NOTICE TO HOLDER

Attached are Purchase Procedures for the purchase 1.25% Convertible Senior Notes due 2023, CUSIP 08180D AA4 (the “2023 Notes”) of Benefitfocus, Inc. (the “Company”), for the Purchase Cash (as defined in and pursuant to the Agreement between you and the Company), which is expected to occur on or about September 20, 2021. To ensure timely settlement, please follow the instructions as set forth below.

These instructions supersede any prior instructions you received. Your failure to comply with the attached instructions may delay your receipt of the Purchase Cash.

If you have any questions, please contact Ranga Kanthadai of J. Wood Capital Advisors LLC at (862) 703-8126.

To deliver 2023 Notes:

You must post, no later than 9:00 a.m, New York City time, a withdrawal request for the 2023 Notes through the DTC via DWAC. It is important that this instruction be submitted and the DWAC posted on September 20, 2021.

To receive Purchase Cash:

You must provide valid wire instructions to the Company. You will then receive the Purchase Cash from the Company on the Closing Date.

Closing

On September 20, 2021, after the Company receives your delivery instructions as set forth above and a withdrawal request in respect of the 2023 Notes has been posted as specified above, and subject to the satisfaction of the conditions to Closing as set forth in your Agreement, the Company will deliver the Purchase Cash in respect of the 2023 Notes in accordance with the delivery instructions above.

EXHIBIT C

Portfolio Interest Tax Certificate

Reference is made to the Purchase Agreement, dated as of September 14, 2021, by and between [•], for itself and on behalf of the beneficial owners listed on Exhibit A thereto, and Benefitfocus, Inc., a Delaware corporation (the “Company”) (the “Agreement”). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [•] (“Non-U.S. Holder”) is providing this certificate pursuant to Section 2.6 of the Agreement. The Non-U.S. Holder hereby represents and warrants that:

1.

The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Code. The Non-U.S. Holder is the sole record owner of the Purchased Notes in respect of which it is providing this certificate and has furnished the Company with either (x) if it is the beneficial owner of the Purchased Notes, an IRS Form W-8BEN or W-8BEN-E, or (y) if it is not the beneficial owner of the Purchased Notes, an IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is a beneficial owner of the Purchased Notes: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E.

2.

The Non-U.S. Holder: (a) is not a “bank” for purposes of Section 881(c)(3)(A) of the Code, (b) is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and (c) has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements.

3.	The Non-U.S. Holder is not a “10-percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code.

4.	The Non-U.S. Holder is not a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

5.	The Non-U.S. Holder’s office address is the address set forth in the applicable IRS Form W-8 provided to the Company by the Non-U.S. Holder.

6.	The Non-U.S. Holder shall promptly notify the Company in writing in accordance with the Agreement if any of the representations and warranties made herein are no longer true and correct.

For purposes of the foregoing representations numbered 2, 3 and 4, if the Non-U.S. Holder provided the Company with an IRS Form W-8IMY, then references to the “Non-U.S. Holder” shall be deemed to also include the Non-U.S. Holder’s direct or indirect partners/members that is a beneficial owner of the Purchased Notes.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. HOLDER]

By:

Name:
Title:

Date:	,